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                                                                    EXHIBIT 23.2


                        CONSENT OF JAMES A. MOYERS, CPA
                             INDEPENDENT ACCOUNTANT


         I consent to the reference to my name under the caption "Experts" and to the use of my report dated as of April 9, 2001, in the Registration Statement (Form S-4) and the related Joint Proxy Statement/Prospectus of Toreador Resources Corporation dated October 26, 2001.


                                         /s/ JAMES A. MOYERS, CPA
                                        ---------------------------------------
                                        James A. Moyers, CPA


October 26, 2001
Dallas, Texas